EXHIBIT 99.23

AMERICAN RIVER HOLDINGS AND NORTH COAST BANK
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 1999
(in thousands, except per share data)

                                                                                                ARH
                                                                                              and NCB
                                                         ARH         NCB       Adjustments    Combined
                                                     ----------   ----------   -----------   ----------
Interest Income
  Loans including fees                               $   10,543   $    3,383    $      --    $   13,926
  Securities:
    Taxable                                               2,066           46           --         2,112
    Exempt from federal taxes                               330            9           --           339
    Dividends                                                51           14           --            65
  Interest bearing deposits in banks                        290           46           --           336
  Federal funds sold                                        299          152           --           451
                                                     ----------   ----------    ---------    ----------
Total interest income                                    13,579        3,650           --        17,229
                                                     ----------   ----------    ---------    ----------

Interest Expense
  Interest on deposits                                    4,143        1,173           --         5,316
  Other borrowings                                          137           22           --           159
                                                     ----------   ----------    ---------    ----------
Total interest expense                                    4,280        1,195           --         5,475
                                                     ----------   ----------    ---------    ----------

Net Interest Income                                       9,299        2,455           --        11,754

Provision for loan and lease losses                         407           75           --           582
                                                     ----------   ----------    ---------    ----------

Net Interest Income After Provision For Loan
and Lease Losses                                          8,892        2,280           --        11,172
                                                     ----------   ----------    ---------    ----------

Noninterest Income
  Service charges on deposit accounts                       438           99           --           537
  Other fees and charges                                  1,082          168           --         1,250
                                                     ----------   ----------    ---------    ----------
Total noninterest income                                  1,520          267           --         1,787
                                                     ----------   ----------    ---------    ----------

Noninterest Expense
  Salaries and employee benefits                          3,496          870           --         4,366
  Occupancy                                                 420          279           --           699
  Furniture and equipment expense                           257          200           --           457
  Other                                                   1,570          818           --         2,388
                                                     ----------   ----------    ---------    ----------
Total noninterest expense                                 5,743        2,167           --         7,910
                                                     ----------   ----------    ---------    ----------

Income Before Provision For Income Taxes                  4,669          380           --         5,049

Provision for income taxes                                1,768          153           --         1,921
                                                     ----------   ----------    ---------    ----------

Net Income                                           $    2,901   $      227    $      --    $    3,128
                                                     ==========   ==========    =========    ==========

EARNINGS PER SHARE:
  Basic                                              $     1.59   $     0.48    $      --    $     1.37
                                                     ==========   ==========    =========    ==========
  Diluted                                            $     1.50   $     0.46    $      --    $     1.30
                                                     ==========   ==========    =========    ==========

Weighted average common shares outstanding - basic
                                                      1,820,013      472,354      (16,816)    2,275,551
                                                     ==========   ==========    =========    ==========
Weighted average common shares and common share
equivalents outstanding-diluted                       1,932,813      489,672      (17,432)    2,405,053
                                                     ==========   ==========    =========    ==========
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